Nuclear Decommissioning Trust Fund Investments	12 Months Ended
Dec. 31, 2012
Investments, Debt and Equity Securities [Abstract]
NUCLEAR DECOMMISSIONING TRUST FUND INVESTMENTS
NUCLEAR DECOMMISSIONING TRUST FUND INVESTMENTS
Ameren Missouri has investments in debt and equity securities that are held in a trust fund for the purpose of funding the decommissioning of its Callaway energy center. We have classified these investments as available for sale, and we have recorded all such investments at their fair market value at December 31, 2012, and 2011. See Note 10 - Callaway Energy Center for additional information.
Investments in the nuclear decommissioning trust fund have a target allocation of 60% to 70% in equity securities, with the balance invested in debt securities.
The following table presents proceeds from the sale and maturities of investments in Ameren Missouri’s nuclear decommissioning trust fund and the gross realized gains and losses resulting from those sales for the years ended December 31, 2012, 2011, and 2010:

	2012	2011	2010
Proceeds from sales and maturities	$384	$199	$256
Gross realized gains	6	5	5
Gross realized losses	2	4	4

Net realized and unrealized gains and losses are deferred and recorded as regulatory assets or regulatory liabilities on Ameren’s consolidated balance sheet. This reporting is consistent with the method used to account for the decommissioning costs recovered in rates. Gains or losses associated with assets in the trust fund could result in lower or higher funding requirements for decommissioning costs, which are expected to be reflected in electric rates paid by Ameren Missouri’s customers. See Note 2 - Rate and Regulatory Matters.
The following table presents the costs and fair values of investments in debt and equity securities in Ameren Missouri’s nuclear decommissioning trust fund at December 31, 2012, and 2011:

Security Type	Cost	Gross Unrealized Gain	Gross Unrealized Loss	Fair Value
2012
Debt securities	$133	$8	(a)	$141
Equity securities	145	130	11	264
Cash	1	—	—	1
Other(b)	2	—	—	2
Total	$281	$138	$11	$408
2011
Debt securities	$114	$7	(a)	$121
Equity securities	145	101	12	234
Cash	3	—	—	3
Other(b)	(1)	—	—	(1)
Total	$261	$108	$12	$357

(a)	Amount less than $1 million.

(b)	Represents payables relating to pending security purchases, net of receivables related to pending security sales and interest receivables.
The following table presents the costs and fair values of investments in debt securities in Ameren Missouri’s nuclear decommissioning trust fund according to their contractual maturities at December 31, 2012:

	Cost	Fair Value
Less than 5 years	$78	$79
5 years to 10 years	32	35
Due after 10 years	23	27
Total	$133	$141

We have unrealized losses relating to certain available-for-sale investments included in our decommissioning trust fund, recorded as regulatory assets as discussed above. Decommissioning will not occur until the operating license for our nuclear energy center expires. Ameren Missouri submitted a license extension application to the NRC to extend the Callaway energy center’s operating license to 2044. The following table presents the fair value and the gross unrealized losses of the available-for-sale securities held in Ameren Missouri's nuclear decommissioning trust fund. They are aggregated by investment category and the length of time that individual securities have been in a continuous unrealized loss position at December 31, 2012:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Debt securities	$17	$ (a)	$ (a)	$ (a)	$17	$ (a)
Equity securities	7	1	14	10	21	11
Total	$24	$1	$14	$10	$38	$11

(a)	Amount less than $1 million.